UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2006

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Meredith Corporation (the "Company") has entered into an employment agreement, dated January 30, 2006, (the "Employment Agreement") setting forth the terms under which Mr. Stephen M. Lacy will serve as President and Chief Executive Officer, effective July 1, 2006. See Item 5.02 below for additional information. A copy of Mr. Lacy's Employment Agreement and the press release announcing his appointment are being filed with this report as Exhibits 10.1 and 99.1, respectively.

Item 5.02	Appointment of Principal Officers

On January 29, 2006, Meredith Corporation Board of Directors elected Mr. Stephen M. Lacy as President and Chief Executive Officer, effective July 1, 2006. Mr. Lacy, 51, currently President and Chief Operating Officer, will succeed Mr. William T. Kerr, 64, as CEO.  Mr. Kerr will remain on the Meredith Board and serve as non-executive chairman following his retirement.  Mr. Lacy joined the Company in February 1998 as Vice President-Chief Financial Officer and was promoted to President of the Meredith Integrated and Interactive Marketing Group in March 2000. He was promoted to Meredith Publishing Group President in November 2000, and elected President and COO in May 2004.

A press release announcing the election of Mr. Lacy to President and Chief Executive Officer, effective July 1, 2006, is attached hereto as Exhibit 99.1.

The Company and Mr. Lacy entered into an Employment Agreement, dated January 30, 2006, whereby Mr. Lacy will serve in an executive capacity as President and Chief Executive Officer, effective July 1, 2006. The Employment Agreement has a three (3) year term that renews on each anniversary date for an additional one year period unless either party gives written notice of non-renewal. The Employment Agreement provides for an initial base salary of $810,000; participation in the management incentive program ("MIP") wherein the percentage of base salary payable as a target bonus under the MIP shall not be less than one hundred percent (100%) (actual Company financial results may result in an actual bonus paid equal to less than or more than one hundred percent (100%) of base salary); the grant, in August 2006, of one hundred six thousand (106,000) stock options with a three (3) year cliff vesting schedule and a strike price equal to the fair market value of Meredith common stock on the date of such award; and participation in employee benefit plans generally available to employees and officers of the Company.

The Employment Agreement is filed herewith as Exhibit 10.1 and this disclosure is qualified in its entirety by reference to the Employment Agreement.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	10.1	Employment Agreement dated January 30, 2006, between Meredith Corporation and Stephen M. Lacy.

	99.1	Press Release issued by Meredith Corporation dated January 30, 2006, concerning the election of Stephen M. Lacy as President and Chief Executive Officer, effective July 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Suku V. Radia

Suku V. Radia
Vice President - Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	January 30, 2006

Index to Exhibits

Exhibit Number	Item
10.1	Employment Agreement dated January 30, 2006, between Meredith Corporation and Stephen M. Lacy.

99.1	Press Release issued by Meredith Corporation dated January 30, 2006, concerning the election of Stephen M. Lacy as President and Chief Executive Officer, effective July 1, 2006.